UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

————————————————
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2009

BEACON FEDERAL BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-52826 (Commission File Number)	26-0706826 (I.R.S. Employer Identification No.)

5000 Brittonfield Parkway, East Syracuse, NY 13057
(Address of principal executive offices)
(315) 433-0111
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 26, 2009, the Board of Directors of Beacon Federal Bancorp, Inc. (the “Company”) declared a cash dividend on the Company’s common stock of $0.04 per share.  The dividend will be payable to stockholders of record as of March 12, 2009 and is expected to be paid on March 23, 2009.

A copy of the press release dated February 26, 2009, giving details associated with the dividend is attached as Exhibit 99 to this report.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired: None

(b)	Pro Forma Financial Information: None

(c)	Shell company transactions: None

(d)	Exhibits:

Exhibit 99: Press Release dated February 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON FEDERAL BANCORP, INC.

Date: February 26, 2009	By:	/s/Darren T. Crosset
Darren T. Crossett
Senior Vice President and
Chief Operating Officer
(Duly Authorized Representative)

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated February 26, 2009.